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                                                                EXHIBIT 10.4(d)



                      AMENDMENT TO STOCKHOLDERS' AGREEMENT


         THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT (this "Amendment") is made and entered into as of the 8th day of May, 2000, by and among INTERLAND, INC., a Georgia corporation (the "Company"), CREST COMMUNICATIONS PARTNERS, L.P., a Delaware limited partnership, CREST ENTREPRENEURS FUND, L.P., a Delaware limited partnership (collectively "Crest"), BOULDER VENTURES III, L.P., a Delaware limited partnership ("Boulder"), MICROSOFT CORPORATION, a Washington corporation ("Microsoft"), NETWORK SOLUTIONS, INC., a Delaware corporation ("NetSol"), BELL ATLANTIC INVESTMENTS, INC., a Delaware corporation ("BAI") and the other investors set forth on the signature page hereto (the "Other Investors"), to amend the terms of that certain Stockholders' Agreement by and among the Company, Crest, Boulder and the Other Investors dated as of December 2, 1999, and amended on December 23, 1999 and March 15, 2000 (the "Agreement").

         WHEREAS, the Agreement was entered into in connection with Crest's and Boulder's acquisition of an aggregate of 9,174,313 shares of the Company's Series A Convertible Participating Preferred Stock, no par value per share (the "Series A Stock") and amended on December 23, 1999 to include Microsoft as a party to the Agreement (the "Microsoft Amendment") in connection with its purchase of 2,300,000 shares of Series A Stock and amended on March 15, 2000 to schedule NetSol as a party to the Agreement (the "NetSol Amendment") in connection with its purchase of 689,655 shares of Series A Stock;

         WHEREAS, in connection with BAI's acquisition of 1,111,111 shares of the Series A Stock, BAI desires to be entitled and subject to all of the rights and obligations of the Agreement pari passu with each of Boulder, Crest, Microsoft and NetSol;

         WHEREAS, the Company, Crest, Boulder, Microsoft, NetSol and the Other Investors have determined and agreed that it would be in the strategic best interest of the Company to amend the Agreement to include BAI as a party to the Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

         1. The Agreement is hereby amended to include BAI as a party thereto as one of the Investor Stockholders for all purposes thereunder, except that BAI's acquisition of the Series A Stock is in addition to the purchase of 9,174,313 shares of Series A Stock described in the recitals section of the Agreement, the 2,300,000 shares of Series A Stock
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described in the Microsoft Amendment and the 689,655 shares of Series A Stock described in the NetSol Amendment. As such, BAI shall have all of the rights and obligations under and pursuant to the Agreement in exactly the same manner and to the same extent as such rights and obligations are granted to each of the Investor Stockholders.

                  IN WITNESS WHEREOF, the undersigned individuals and the respective duly authorized officer or partner, as the case may be, of each of the parties hereto have executed this Amendment as of the day and year first hereinabove set forth.


                             INTERLAND, INC.



                             By:      /s/ Ken Gavranovic
                                      ----------------------------------------
                             Name:    Ken Gavranovic
                             Title:   President and Chief Executive
                                      Officer


                             THE INVESTOR STOCKHOLDERS

                             CREST COMMUNICATIONS PARTNERS L.P.



                             By:      Crest Communications Holdings LLC
                             Its:     Authorized Representative



                             By:      /s/ Gregg A. Mockenhaupt
                                      ----------------------------------------
                             Name:    Gregg A. Mockenhaupt
                             Title:   Managing Director


                             CREST ENTREPRENEURS FUND L.P.

                             By:      Crest Communications Holdings LLC
                             Its:     Authorized Representative



                             By:      /s/ Gregg A. Mockenhaupt
                                      ----------------------------------------
                             Name:    Gregg A. Mockenhaupt
                             Title:   Managing Director



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                             BOULDER VENTURES III, L.P.



                             By:      /s/ Andrew E. Jones
                                      ----------------------------------------
                             Name:    Andrew E. Jones
                             Title:   Partner


                             BANCBOSTON VENTURES INC.



                             By:      /s/ M. Scott McCormack
                                      ----------------------------------------
                             Name:    M. Scott McCormack
                             Title:   Vice President


                             PRIVATE EQUITY CO-INVEST LTD.



                             By:      VBTC Management, Ltd.
                             Its:     Sole Director



                             By:      /s/ Chiva Munyard
                                      ----------------------------------------
                             Name:    Chiva Munyard
                             Title:   Executive Director


                             BOULDER VENTURES III (ANNEX), L.P.



                             By:      /s/ Andrew E. Jones
                                      ----------------------------------------
                             Name:    Andrew E. Jones
                             Title:   Partner


                             MICROSOFT CORPORATION



                             By:
                                      ----------------------------------------
                             Name:
                                      ----------------------------------------
                             Its:
                                      ----------------------------------------


                             NETWORK SOLUTIONS, INC.



                             By:      /s/ James P. Rutt
                                      ----------------------------------------
                             Name:    James P. Rutt
                                      ----------------------------------------
                             Its:     Chief Executive Officer
                                      ----------------------------------------



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                             BELL ATLANTIC INVESTMENTS, INC.



                             By:     /s/ Janet Garrity
                                     -----------------------------------------
                             Name:   Janet Garrity
                             Its:    President and Treasurer



                             -------------------------------------------------
                             Waldemar Fernandez


                             /s/ Ken Gavranovic
                             -------------------------------------------------
                             Ken Gavranovic



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